UNTED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2005
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CASH TECHNOLOGIES, INC.
(Exact name of Registrant as specified in charter)
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Delaware	000-24569	95-4558331
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1434 West 11th Street Los Angeles, California 90015
(Address of principal executive offices - zip code)

(213)745-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 24, 2005, Cash Technologies, Inc. issued a press release disclosing results of the annual meeting. The copy of the release is attached as Exhibit 99.1.

ITEM 9.01 EXHIBITS

Exhibit
99.1 Press release dated June 24, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CASH TECHNOLOGIES, INC. (Registrant)

By:	/s/ Edmund C. King
Name: Edmund C. King Title: Chief Financial Officer

Dated: June 24, 2005